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                                                                    Exhibit 23.1

                         CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in this registration statement on Form S-3 of our report dated August 22, 1997, on our audits of the consolidated financial statements and fiancial statement schedule of Regis Corporation. We also consent to the reference to our firm under the caption "Experts".


                                        /s/  Coopers and Lybrand L.L.P.
                                             Coopers and Lybrand L.L.P.

Minneapolis, Minnesota
March 30, 1998